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
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
Countrywide Home Loans, Inc.                                    Date of Report:   4/11/97                       Page 11
Countrywide Home Equity Loan Trust - Series 1997-A              Time of Report:   12:06 PM
P & S Agreement Date:           February 25, 1997
Original Settlement Date:       February 28, 1997
CUSIP Number of Certificates:
Original Sales Balance:         120,000,000
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Statement to Certificateholders (Page 1 of 2)
---------------------------------------------
Distribution Date:                                                                                 4/15/97
                                                                                                   -------
     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1,000 ORIGINAL PRINCIPAL AMOUNT)

A.   INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

     Investor Certificate Interest Distributed                                                    7.059722
     Investor Certificate Interest Shortfall Distributed                                          0.000000
     Remaining Unpaid Investor Certificate Interest Shortfall                                     0.000000

     Managed Amortization Period ? (Yes=1; No=0)                                                         1
     Investors Certificate Principal Distributed                                                  0.000000
       Principal Distribution Amount                                                              0.000000
         Maximum Principal Payment                                                               36.566407
         Alternative Principal Payment                                                            0.000000
         Principal Collections less Additional Balances                                         -13.203404
       Investor Loss Amount Distributed to Investors                                              0.000000
       Accelerated Principal Distribution Amount                                                  0.000000
       Credit Enhancement Draw Amount                                                                 0.00

     Total Amount Distributed to Certificateholders (P & I)                                       7.059722

B.   INVESTOR CERTIFICATE PRINCIPAL BALANCE

     Beginning Investor Certificate Balance                                                 120,000,000.00
     Ending Investor Certificate Balance                                                    120,000,000.00
     Beginning Invested Amount                                                              120,000,000.00
     Ending Invested Amount                                                                 120,000,000.00
     Investor Certificateholder Floating Allocation Percentage                                    98.0000%
     Pool Factor                                                                                  1.000000
     Liquidation Loss Amount for Liquidated Loans                                                     0.00
     Unreimbursed Liquidation Loss Amount                                                             0.00

C.   POOL INFORMATION
     Beginning Pool Balance                                                                 122,448,980.48
     Ending Pool Balance                                                                    124,033,388.98
     Servicer Removals form the Trust (Section 2.06)                                                  0.00
     Servicing Fee                                                                               51,020.41

D.   INVESTOR CERTIFICATE RATE

     Investor Certificate Rate                                                                   5.525000%
     LIBOR Rate                                                                                  5.375000%
     Maximum Rate                                                                                6,505205%

E.   DELINQUENCY & REO STATUS

     Delinquent 30-59 days
       No. of Accounts                                                                                   8
       Trust Balances                                                                           196,966.93
     Delinquent 60-89 days
       No. of Accounts                                                                                   0
       Trust Balances                                                                                 0.00
     Delinquent 90+ days
       No. of Accounts                                                                                   0
       Trust Balances                                                                                 0.00
     Delinquent 9+ Months
       No. of Accounts                                                                                   0
       Trust Balances                                                                                 0.00
     REO
       No. of Accounts                                                                                   0
       Trust Balances                                                                                 0.00
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
==========================================================================================================
Countrywide Home Loans, Inc.                                    Date of Report:    4/11/97                      Page 12
Countrywide Home Equity Loan Trust - Series 1997-A              Time of Report:   12:06 PM
P & S Agreement Date:           February 25, 1997
Original Settlement Date:       February 28, 1997
CUSIP Number of Certificates:
Original Sales Balance:         120,000,000
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
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Statement to Certificateholders (Page 2 of 2)
---------------------------------------------
Distribution Date:                                                                                4/15/00
                                                                                                  -------
  IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 10th day of April, 1997


      Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

       /s/
      ---------------------------------------
      Sam Ilagan
      Vice-President



  Distribution List:
  ------------------

    Frank Skibo - FSA                                           Lupe Montero - Countrywide Home Loans
    Barbara Grosse - First National Bank of Chicago             Richard Marron - Countrywide Home Loans
    Ora Melamed - Prudential Securities                         Dave Walker - Countrywide Home Loans
    Lina Hsu - Prudential Securities
    Julie Uhlig - Moody's Investors Service
    Gail Brennan - Standard & Poor's Corp.

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